EXHIBIT (23.2)
                          INDEPENDENT AUDITOR'S CONSENT



INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of State Bancorp, Inc. on Form S-8 of our report dated February 1, 2002, incorporated by reference in the Annual Report on Form 10-K of State Bancorp, Inc. for the year ended December 31, 2001.


s/DELOITTE & TOUCHE LLP


DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
June 21, 2002





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